Exhibit 99.2
EXECUTION VERSION
PURCHASE AGREEMENT
          THIS PURCHASE AGREEMENT, dated as of August 2, 2010 (this “Agreement”), by and among Pershing Square, L.P., a Delaware limited partnership, Pershing Square II, L.P., a Delaware limited partnership, Pershing Square International, Ltd., a Cayman Islands exempted company and Pershing Square International V, Ltd., a Cayman Islands exempted company (collectively, the “Investors”), and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (together with its permitted assigns, the “Purchaser”). Capitalized terms used herein and not defined shall have the meanings given them in the Pershing Agreement (as defined below) as in effect on the date hereof.
RECITALS
          WHEREAS, on August 2, 2010, General Growth Properties, Inc., a Delaware corporation (the “Company”), entered into an amended and restated stock purchase agreement (the “Pershing Agreement”) with the Investors, effective as of March 31, 2010.
          WHEREAS, on August 2, 2010, 2010, the Company entered into an amended and restated stock purchase agreement (the “Cornerstone Investment Agreement”) with REP Investments LLC (the “Brookfield Investor”), effective as of March 31, 2010.
          WHEREAS, on August 2, 2010, 2010, the Company entered into an amended and restated stock purchase agreement (the “Fairholme Agreement” and, together with the Pershing Agreement and the Cornerstone Investment Agreement, the “Investment Agreements”) with The Fairholme Fund, a series of Fairholme Funds, Inc. and Fairholme Focused Income Fund, a series of Fairholme Funds, Inc. (collectively, the “Fairholme Investors” and, together with the Investors and the Brookfield Investor, the “Initial Investors”), effective as of March 31, 2010.
          WHEREAS, concurrently with the execution and delivery of this Agreement, (a) the Purchaser is entering into a purchase agreement with the Brookfield Investor (together with any amendments thereto as have been approved by the Investors, the “Brookfield Purchase Agreement”) in the form attached hereto as Exhibit A, pursuant to which the Brookfield Investor and the Purchaser have agreed, among other things, that the Purchaser shall purchase in the Brookfield Investor’s place certain shares of the Company’s New Common Stock under the Cornerstone Investment Agreement and (b) the Purchaser is entering into a purchase agreement with the Fairholme Investors (together with any amendments thereto as have been approved by the Investors, the “Fairholme Purchase Agreement”, and together with this Agreement and the Brookfield Purchase Agreement, the “Purchase Agreements”) in the form attached hereto as Exhibit B, pursuant to which the Fairholme Investors and the Purchaser have agreed, among other things, that the Purchaser shall purchase in the Fairholme Investors’ place certain shares of the Company’s New Common Stock under the Fairholme Agreement.
          WHEREAS, the Investors and the Purchaser desire that, among other things, the Purchaser purchase in the Investors’ place certain Shares under the Pershing Agreement as herein provided.

          NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
     Section 1. New Common Stock. Subject to satisfaction of the conditions set forth in Section 10 and Section 11, the Investors agree to designate the Purchaser to purchase in their place at the Closing, and the Purchaser agrees to subscribe for and purchase directly from the Company at the Closing, 8,287,895 Shares (without regard to any election the Company may make under Section 1.4 of the Pershing Agreement, including any election to reduce the Total Purchase Amount or to specify Shares to be purchased by the Purchasers at Closing to be subject to repurchase after Closing and/or subject to a put option) (the “Blackstone Shares”) for the purchase consideration and on the terms described in the Pershing Agreement.
     Section 2. GGO Common Stock. Subject to satisfaction of the conditions set forth in Section 10 and Section 11, the Investors agree to designate the Purchaser to purchase in their place at the Closing, and the Purchaser agrees to subscribe for and purchase directly from GGO at the Closing, 100,191 GGO Shares (the “Blackstone GGO Shares” and together with the Blackstone Shares, the “Blackstone Securities”) for the purchase consideration and on the terms described in the Pershing Agreement.
     Section 3. New Warrants and GGO Warrants. The Investors hereby agree to designate the Purchaser to receive in their place at the Closing, (i) 714,286 of the fully vested warrants (the “New Warrants”) to be received from the Company by the Investors at Closing, each of which entitles the holder to purchase one share of New Common Stock at an initial purchase price of $10.50 per share subject to adjustment as provided in the underlying warrant agreement and (ii) 83,333 of the fully vested warrants (the “GGO Warrants”) to be received from the Company by the Investors at the Closing, each of which entitles the holder to purchase one share of GGO Common Stock at a price of $50.00 per share subject to adjustment as provided in the underlying warrant agreement; provided, that the Investors’ obligation to designate the Purchaser to receive the New Warrants and GGO Warrants shall be subject to the satisfaction of the conditions in Section 10 and Section 11.
     Section 4. GGP Rights Offering. In connection with a GGP Backstop Rights Offering contemplated by Section 6.9 of the Pershing Agreement, subject to the satisfaction of the conditions in Section 10 and Section 11, the Investors agree to assign to the Purchaser, and the Purchaser agrees to assume from the Investors, (i) up to $11,556,826 of the backstop commitment of the Investors under clause (iii) of Section 6.9(a) of the Pershing Agreement and (ii) as compensation for the risks and efforts of the Purchaser’s portion of the backstop commitment of the Investors, the right to receive from the Company New Common Stock with a value equal to 2.311% of an amount equal to three percent (3%) of the GGP Backstop Rights Offering Amount. If the Company effects a GGP Backstop Rights Offering, the parties agree that the Purchaser shall participate in the GGP Backstop Rights Offering in respect of the Purchaser’s portion of the backstop commitment of the Investors on the terms set forth in Section 6.9 of the Pershing Agreement applicable to the Investors (including having the right to cause one or more designees to subscribe for New Common Stock under clause (iii) of Section 6.9(a) of the Pershing Agreement and participating in the subscription rights in clause (iv) of Section 6.9(a) of the Pershing Agreement). The parties agree that prior to an election by the Investors to purchase Bridge Securities from the Company as contemplated by clause (vi) of Section 6.9(a) of the Pershing Agreement and Section 6.9(b) of the Pershing Agreement, the Investors and the

Purchaser shall work together in good faith to minimize the costs to the Investors and the Purchaser of the Bridge Securities, provided that no failure to actually minimize such costs shall affect the Purchaser’s obligations hereunder.
     Section 5. GGP Capital Backstop. Subject to the satisfaction of the conditions in Section 10, in connection with an offering of new bonds, loans or preferred stock contemplated by Section 6.9(c) of the Pershing Agreement (“Backstop Investments”), if the Investors provide a backstop for such Backstop Investments, the Purchaser agrees at the request of the Investors to reimburse the Investors for 7.634% of the out-of-pocket cost to the Investors of providing or arranging for a backstop for the Backstop Investments.
     Section 6. Issuance or Sale of Common Stock. If, prior to the Closing, the Company or any of its Subsidiaries shall offer the Investors any shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable for, or linked to the performance of, Common Stock) and any Investor agrees to subscribe for such shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable for, or linked to the performance of, Common Stock), the Investor shall notify the Purchaser and, if requested by the Purchaser, each subscribing Investor hereby agrees to designate the Purchaser to receive up to 7.634% of such shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable or exercisable for Common Stock) on the same terms and conditions offered to the Investor.
     Section 7. Representations and Warranties of the Purchaser. The Purchaser hereby incorporates by reference, and makes to the Investors the representations and warranties set forth in, Sections 4.1 through 4.11 of the Pershing Agreement (the “Representations and Warranties”), except that all references to “this Agreement” shall mean this Agreement, and, in Section 4.1 of the Pershing Agreement, the reference to “limited liability company” shall mean “limited partnership”; provided, that the representation and warranty in Section 4.5 of the Pershing Agreement assumes the Company is not subject to any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     Section 8. Representations and Warranties of the Investors.
     (a) Each Investor hereby incorporates by reference, and makes to the Purchaser, the Representations and Warranties set forth in Sections 4.1 through 4.8 of the Pershing Agreement, except that all references to “this Agreement” shall mean this Agreement and all references to “Purchaser” shall mean the Investor.
     (b) Each Investor hereby represents and warrants to the Purchaser that (i) there are no amendments, supplements or modifications to the Pershing Agreement attached hereto as Exhibit C and (ii) the Investor has provided the Purchaser with a true and complete copy of the Company Disclosure Letter and the exhibits to the Pershing Agreement. The Investors may agree to amend, modify or terminate the Pershing Agreement or the Warrant Agreement without the consent of the Purchaser at any time, provided, that amendments or modifications are without prejudice to the rights of the Purchaser under Section 10(b).
     Section 9. Certain Other Covenants.

     (a) Notices Under the Pershing Agreement. To the extent any Investor delivers to the Company any notice relating to the Pershing Agreement (or any document contemplated by Section 6.9 of the Pershing Agreement), the Investor shall promptly deliver a copy of any such notice or document to the Purchaser. To the extent any Investor receives from the Company any notice relating to the Pershing Agreement (or any document contemplated by Section 6.9 of the Pershing Agreement), if the Investor is not otherwise prohibited by law, the Investor shall provide a copy of any such notice or document to the Purchaser promptly. No failure to comply with this Section 9 shall relieve or modify any obligation of the Purchaser hereunder.
     (b) Cooperation. To the extent that any Investor engages in discussions with the Company in connection with the transactions contemplated by the Pershing Agreement (including the GGO Share Distribution), the Investor shall keep the Purchaser reasonably informed of such discussions, subject to such confidentiality arrangements as the Investor may reasonably request and subject to limitations on confidentiality to which the Investor is subject.
     (c) Further Assurances. The parties agree to use commercially reasonable efforts to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary (or as reasonably requested by another party) to carry out the transactions contemplated by this Agreement. The parties acknowledge that the Purchaser’s purchase of securities, as applicable, contemplated by Sections 1 through 4 of this Agreement are intended to occur simultaneously (unless otherwise provided herein) with the effectiveness of the plan of reorganization of the Company and the Investors’ purchase of Shares from the Company. The Purchaser shall not enter into an amendment to the Brookfield Purchase Agreement or the Fairholme Purchase Agreement without obtaining the prior written consent of the Investors.
     (d) Pershing Agreement Acknowledgment. Each Investor hereby acknowledges that the funding to be provided by the Purchaser pursuant to the Brookfield Purchase Agreement and the Fairholme Purchase Agreement shall in each case satisfy the condition set forth in Section 7.1(x)(B) of the Pershing Agreement.
     (e) Board Designee. The Investors shall designate John Schreiber as the Purchaser Board Designee in accordance with Section 5.10 of the Pershing Agreement.
     Section 10. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser under this Agreement shall be subject to satisfaction (or waiver by the Purchaser) of the following conditions as of the Closing Date:
     (a) Investment Agreement Conditions. The satisfaction or, with the consent of the Purchaser, the waiver or amendment of the conditions to Closing in favor of the Investors in the Pershing Agreement as in effect as of the date hereof and the concurrent consummation of the purchase of all of the Shares to be purchased at Closing pursuant to the Pershing Agreement (other than the Blackstone Shares); provided that consent from the Purchaser for any waiver referenced in this subsection (a) shall not be required if the purchases of all the shares of New Common Stock to be purchased at Closing pursuant to the Pershing Agreement (other than the Blackstone Shares), the Cornerstone Investment Agreement and the Fairholme Agreement shall be concurrently consummated with the purchase of the Blackstone Shares.

     (b) Amendments of the Investment Agreement. The Pershing Agreement (or the Warrant Agreement, as applicable) shall not have been amended or modified (i) to increase the Per Share Purchase Price, the GGO Per Share Purchase Price, the exercise price for any warrants to be acquired by the Purchaser (other than as may be adjusted pursuant to Section 13.10 of the Pershing Agreement) or (ii) in a manner that affects the Purchaser adversely and disproportionately to the Investors. For the avoidance of doubt, if the Per Share Purchase Price, the GGO Per Share Purchase Price or the exercise price for any warrants contemplated by Section 3 is increased or decreased, the Purchaser shall participate in such increase or decrease, subject to clause (i) in the previous sentence and the other conditions of this Agreement.
     Section 11. Condition to the Obligations of the Investors. The obligations of the Investors under this Agreement shall be subject to the performance by the Purchaser of the obligations set forth in Section 13.2 of the Pershing Agreement required by the Company in order to effect the transactions contemplated hereby, consisting of (A) paying to the Company and GGO, as applicable, by wire transfer of immediately available funds the Blackstone Purchase Price and the purchase price for shares that may be purchased pursuant to Section 4 and Section 6, (B) agreeing in a writing reasonably satisfactory to, and for the benefit of, the Company that the Blackstone Securities shall be subject to such transfer restrictions/lock-ups as contemplated by Section 6.4 of the Pershing Agreement (and not the longer lock-ups applicable to shares sold to the Brookfield Investor), including being subject to a limited 120-day lock-up in connection with certain equity sales within 30 days of the Effective Date but excluding any restrictions imposed by the Non-Control Agreement, and (C) entering into joinder agreements reasonably acceptable to, and for the benefit of, the Company with respect to the provisions of clause (B) and the registration rights agreement referred to in Section 13.2 of the Pershing Agreement.
     Section 12. Termination. This Agreement and the obligations of the parties hereunder shall terminate automatically without any action by any party upon written notice by either party to the other such party, upon the termination of the Pershing Agreement in accordance with its terms, and the Investors shall provide notice of any such termination to the Purchaser promptly. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:
     (a) by mutual written agreement of the Investors and the Purchaser;
     (b) by the Purchaser, upon written notice to the Investors, if the Effective Date and the purchase and sale of the Blackstone Shares have not occurred by January 31, 2011.
     Section 13. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be considered given if given in the manner, and be deemed given at times, as follows: (x) on the date delivered, if personally delivered; (y) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; or (z) on the next Business Day after being sent by recognized overnight mail service specifying next business day delivery, in each case with delivery charges pre-paid and addressed to the following addresses:
     (a) If to the Investors, to:

Pershing Square Capital Management, L.P.
888 Seventh Avenue, 42nd Floor
Attention:       William A. Ackman
                          Roy J. Katzovicz
Facsimile:       (212) 286-1133
with a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention:       Andrew G. Dietderich, Esq.
                          Alan J. Sinsheimer, Esq.
Facsimile:       (212) 558-3588
     (b) If to the Purchaser, to:
Blackstone Real Estate Partners VI L.P.
345 Park Avenue
New York, New York 10154
Attention:       A.J. Agarwal
Facsimile:       (212) 583-5725
with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention:       Brian M. Stadler, Esq.
Facsimile:       (212) 455-2502
     Section 14. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party without the prior written consent of the other party. Notwithstanding the previous sentence, this Agreement, or the Purchaser’s rights, interests or obligations hereunder (including, without limitation, the right to receive any securities pursuant to this Agreement), may be assigned or transferred, in whole or in part, by the Purchaser to one or more of its Affiliates; provided that no such assignment shall release the Purchaser from its obligations hereunder to be performed by the Purchaser on or prior to the Closing Date. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.
     Section 15. Prior Negotiations; Entire Agreement. This Agreement (including the exhibits hereto and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

     Section 16. Governing Laws. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH PARTY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.
     Section 17. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.
     Section 18. Expenses.
     (a) Each party shall bear its own expenses incurred or to be incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.
     (b) The Investors agree that, so long as the Purchaser is not in violation of this Agreement, the Investors shall pay over to the Purchaser 7.634% of any payments in respect of breaches or defaults with respect to the Company’s obligation to issue Shares, GGO Shares, New Warrants or GGO Warrants to the Investors under the Pershing Agreement made to or for the benefit of the Investors (unless the Purchaser has received similar payment with respect to the Blackstone Shares); provided that there is no obligation on the Investors to pursue any claim or bring any action with respect to any such breaches or defaults.
     Section 19. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.
     Section 20. Construction.
     (a) The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
     (b) Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) references to “written” or “in writing” include in visual electronic form; (v) words of one gender shall be construed to apply to each gender; and (vi) the term “Section” refers to the specified Section of this Agreement.
     Section 21. Adjustment of Share Numbers and Prices. The number of Blackstone Shares to be purchased by the Purchaser at the Closing pursuant to Section 1 hereof, the number of Blackstone GGO Shares to be purchased by the Purchaser at the Closing pursuant to Section 2 hereof, the Per Share Purchase Price, the GGO Per Share Purchase Price and any other number or amount contained in this Agreement which is based upon the number or price of shares of GGP or GGO shall be proportionately adjusted for any subdivision or combination (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise) of the Common Stock, New Common Stock or GGO Common Stock that occurs during the period between the date of the Pershing Agreement and the Closing. In addition, if at any time prior to the Closing, the Company or GGO shall declare or make a dividend or other distribution whether in cash or property (other than a dividend or distribution payable in common stock of the Company or GGO, as applicable, or a distribution of rights contemplated by the Pershing Agreement), the Per Share Purchase Price or the GGO Per Share Purchase Price, as applicable, shall be proportionally adjusted thereafter by the Fair Market Value (as defined in the Warrant Agreement) per share of the dividend or distribution. If a transaction results in any adjustment to the exercise price for and number of Shares underlying the warrants issued to the Initial Investors pursuant to Article 5 of the Warrant Agreement, as amended, the exercise price for and number of shares underlying each of the New Warrants and GGO Warrants described in Section 3 of this Agreement shall be adjusted for that transaction in the same manner.
     Section 22. Certain Remedies.
     (a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or of any other agreement between them with respect to the transactions contemplated hereby or thereby were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other applicable remedies at law or equity, the parties shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement or of any other agreement between them with respect to the Transactions and to enforce specifically the terms and provisions of this Agreement.
     (b) To the fullest extent permitted by applicable law, the parties shall not assert, and hereby waive, any claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, against any other party and its respective Affiliates, members, members’ affiliates, officers, directors, partners, trustees, employees, attorneys and agents on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, or as a result of, this Agreement or of any other agreement between them with respect to the transactions contemplated hereby or thereby.
     (c) Notwithstanding anything that may be expressed or implied in this Agreement and notwithstanding the fact that the Purchaser may be a limited partnership, each Investor agrees and acknowledges that no Person other than the Purchaser shall have any obligation hereunder, and that the Investors have no right of recovery against, and no liability shall attach to, be imposed on or otherwise be incurred by any of the former, current or future directors, officers, employees, agents, affiliates, controlling Persons, general or limited partners, or assignees of the Purchaser or any former, current or future director, officer, employee, agent, affiliate, controlling Person, stockholder, member, manager, general or limited partner, or assignee of any of the foregoing (each, other than the Purchaser, a “Related Person”), whether by or through attempted piercing of the corporate, limited liability company or limited partnership veil, by or through a claim by or on behalf of the Investors against the Purchaser or any Related Person, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for the Investors’ rights against the Purchaser under and to the extent provided in this Agreement and subject to the terms and conditions hereof. Each Investor hereby covenants and agrees that it shall not institute, and shall cause their Affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Agreement or the transactions contemplated thereby, against the Purchaser or any Related Person except for claims solely against the Purchaser under this Agreement. Recourse against the Purchaser under this Agreement shall be the sole and exclusive remedy of each Investor and their Affiliates against the Purchaser or any Related Person in respect of liabilities or obligations arising under, or in connection with, the Agreement or the Pershing Agreement, or the transactions contemplated hereby or thereby.
[Signature Pages Follow]

          IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

INVESTORS:	PERSHING SQUARE CAPITAL MANAGEMENT, L.P.,
On behalf of each of the Investors

	By:	PS Management GP, LLC

Its: General Partner

By:

Name:
Title:
[Signature Page to Blackstone-Pershing Purchase Agreement]

PURCHASER:	BLACKSTONE REAL ESTATE PARTNERS VI L.P.

	By:	Blackstone Real Estate Associates VI L.P., its general partner

	By:	BREA VI Sub L.L.C., its general partner

	By:	BREA VI L.L.C., its sole member

By:

Name:
Title:
[Signature Page to Blackstone-Pershing Purchase Agreement]

EXHIBIT A
BROOKFIELD PURCHASE AGREEMENT

EXECUTION VERSION
PURCHASE AGREEMENT
          THIS PURCHASE AGREEMENT, dated as of August 2, 2010 (this “Agreement”), by and between REP Investments LLC, a Delaware limited liability company (the “Investor”), and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (together with its permitted assigns, the “Purchaser”). Capitalized terms used herein and not defined shall have the meanings given them in the Cornerstone Investment Agreement (as defined below) as in effect on the date hereof.
RECITALS
          WHEREAS, on August 2, 2010, General Growth Properties, Inc., a Delaware corporation (the “Company”), entered into an amended and restated stock purchase agreement (the “Cornerstone Investment Agreement”) with the Investor, effective as of March 31, 2010.
          WHEREAS, on August 2, 2010, the Company entered into an amended and restated stock purchase agreement (the “Fairholme Agreement”) with The Fairholme Fund, a series of Fairholme Funds, Inc., and The Fairholme Focused Income Fund, a series of Fairholme Funds, Inc. (collectively, the “Fairholme Investors”), effective as of March 31, 2010.
          WHEREAS, on August 2, 2010, the Company entered into an amended and restated stock purchase agreement (the “Pershing Agreement” and, together with the Cornerstone Investment Agreement and the Fairholme Agreement, the “Investment Agreements”) with Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (collectively, the “Pershing Investors” and, together with the Investor and the Fairholme Investors, the “Initial Investors”), effective as of March 31, 2010.
          WHEREAS, concurrently with the execution and delivery of this Agreement, (a) the Purchaser is entering into a purchase agreement with the Fairholme Investors (together with any amendments thereto as have been approved by the Investor, the “Fairholme Purchase Agreement”) in the form attached hereto as Exhibit A, pursuant to which the Fairholme Investors and the Purchaser have agreed, among other things, that the Purchaser shall purchase in the Fairholme Investors’ place certain shares of the Company’s New Common Stock under the Fairholme Agreement and (b) the Purchaser is entering into a purchase agreement with the Pershing Investors (together with any amendments thereto as have been approved by the Investor, the “Pershing Purchase Agreement”, and together with this Agreement and the Fairholme Purchase Agreement, the “Purchase Agreements”) in the form attached hereto as Exhibit B, pursuant to which the Pershing Investors and the Purchaser have agreed, among other things, that the Purchaser shall purchase in the Pershing Investors’ place certain shares of the Company’s New Common Stock under the Pershing Agreement.
          WHEREAS, the Investor and the Purchaser desire that, among other things, the Purchaser purchase in the Investor’s place certain Shares under the Cornerstone Investment Agreement as herein provided.

          NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
     Section 1. New Common Stock. Subject to satisfaction of the conditions set forth in Section 10 and Section 11, the Investor agrees to designate the Purchaser to purchase in its place at the Closing, and the Purchaser agrees to subscribe for and purchase directly from the Company at the Closing, 19,083,970 Shares (the “Blackstone Shares”) for the purchase consideration and on the terms described in the Cornerstone Investment Agreement.
     Section 2. GGO Common Stock. Subject to satisfaction of the conditions set forth in Section 10 and Section 11, the Investor agrees to designate the Purchaser to purchase in its place at the Closing, and the Purchaser agrees to subscribe for and purchase directly from GGO at the Closing, 200,382 GGO Shares (the “Blackstone GGO Shares” and together with the Blackstone Shares, the “Blackstone Securities”) for the purchase consideration and on the terms described in the Cornerstone Investment Agreement.
     Section 3. New Warrants and GGO Warrants. The Investor hereby agrees to designate the Purchaser to receive in its place at the Closing, (i) 2,500,000 of the fully vested warrants (the “New Warrants”) to be received from the Company by the Investor at Closing, each of which entitles the holder to purchase one share of New Common Stock at an initial purchase price of $10.75 per share subject to adjustment as provided in the underlying warrant agreement and (ii) 166,667 of the fully vested warrants (the “GGO Warrants”) to be received from the Company by the Investor at the Closing, each of which entitles the holder to purchase one share of GGO Common Stock at a price of $50.00 per share subject to adjustment as provided in the underlying warrant agreement; provided, that the Investor’s obligation to designate the Purchaser to receive the New Warrants and GGO Warrants shall be subject to the satisfaction of the conditions in Section 10 and Section 11.
     Section 4. GGP Rights Offering. In connection with a GGP Backstop Rights Offering contemplated by Section 6.9 of the Cornerstone Investment Agreement, subject to the satisfaction of the conditions in Section 10 and Section 11, the Investor agrees to assign to the Purchaser, and the Purchaser agrees to assume from the Investor, (i) up to $26,611,113 of the backstop commitment of the Investor under clause (iii) of Section 6.9(a) of the Cornerstone Investment Agreement and (ii) as compensation for the risks and efforts of the Purchaser’s portion of the backstop commitment of the Investor, the right to receive from the Company New Common Stock with a value equal to 5.323% of an amount equal to three percent (3%) of the GGP Backstop Rights Offering Amount. If the Company effects a GGP Backstop Rights Offering, the parties agree that the Purchaser shall participate in the GGP Backstop Rights Offering in respect of the Purchaser’s portion of the backstop commitment of the Investor on the terms set forth in Section 6.9 of the Cornerstone Investment Agreement applicable to the Investor (including having the right to cause one or more designees to subscribe for New Common Stock under clause (iii) of Section 6.9(a) of the Cornerstone Investment Agreement and participating in the subscription rights in clause (iv) of Section 6.9(a) of the Cornerstone Investment Agreement). The parties agree that prior to an election by the Investor to purchase Bridge Securities from the Company as contemplated by clause (vi) of Section 6.9(a) of the Cornerstone Investment Agreement and Section 6.9(b) of the Cornerstone Investment Agreement, the Investor and the Purchaser shall work together in good faith to minimize the costs to the Investor and the Purchaser of the Bridge Securities, provided that no failure to actually minimize such costs shall affect the Purchaser’s obligations hereunder.
     Section 5. GGP Capital Backstop. Subject to the satisfaction of the conditions in Section 10, in connection with an offering of new bonds, loans or preferred stock contemplated by Section 6.9(c) of the Cornerstone Investment Agreement (“Backstop Investments”), if the Investor provides a backstop for such Backstop Investments, the Purchaser agrees at the request of the Investor to reimburse the Investor for 7.634% of the out-of-pocket cost to the Investor of providing or arranging for a backstop for the Backstop Investments.
     Section 6. Issuance or Sale of Common Stock. If, prior to the Closing, the Company or any of its Subsidiaries shall offer the Investor any shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable for, or linked to the performance of, Common Stock) and any Investor agrees to subscribe for such shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable for, or linked to the performance of, Common Stock), the Investor shall notify the Purchaser and, if requested by the Purchaser, each subscribing Investor hereby agrees to designate the Purchaser to receive up to 7.634% of such shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable or exercisable for Common Stock) on the same terms and conditions offered to the Investor.
     Section 7. Representations and Warranties of the Purchaser. The Purchaser hereby incorporates by reference, and makes to the Investor the representations and warranties set forth in, Sections 4.1 through 4.11 of the Cornerstone Investment Agreement (the “Representations and Warranties”), except that all references to “this Agreement” shall mean this Agreement, and, in Section 4.1 of the Cornerstone Investment Agreement, the reference to “limited liability company” shall mean “limited partnership”; provided, that the representation and warranty in Section 4.5 of the Cornerstone Investment Agreement assumes the Company is not subject to any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     Section 8. Representations and Warranties of the Investor.
     (a) The Investor hereby incorporates by reference, and makes to the Purchaser, the Representations and Warranties set forth in Sections 4.1 through 4.8 of the Cornerstone Investment Agreement, except that all references to “this Agreement” shall mean this Agreement and all references to “Purchaser” shall mean the Investor.
     (b) The Investor hereby represents and warrants to the Purchaser that (i) there are no amendments, supplements or modifications to the Cornerstone Investment Agreement attached hereto as Exhibit C and (ii) the Investor has provided the Purchaser with a true and complete copy of the Company Disclosure Letter and the exhibits to the Cornerstone Investment Agreement. The Investor may agree to amend, modify or terminate the Cornerstone Investment Agreement or the Warrant Agreement without the consent of the Purchaser at any time, provided, that amendments or modifications are without prejudice to the rights of the Purchaser under Section 10(b).

     Section 9. Certain Other Covenants.
     (a) Notices Under the Cornerstone Investment Agreement. To the extent the Investor delivers to the Company any notice relating to the Cornerstone Investment Agreement (or any document contemplated by Section 6.9 of the Cornerstone Investment Agreement), the Investor shall promptly deliver a copy of any such notice or document to the Purchaser. To the extent the Investor receives from the Company any notice relating to the Cornerstone Investment Agreement (or any document contemplated by Section 6.9 of the Cornerstone Investment Agreement), if the Investor is not otherwise prohibited by law, the Investor shall provide a copy of any such notice or document to the Purchaser promptly. No failure to comply with this Section 9 shall relieve or modify any obligation of the Purchaser hereunder.
     (b) Cooperation. To the extent that the Investor engages in discussions with the Company in connection with the transactions contemplated by the Cornerstone Investment Agreement (including the GGO Share Distribution), the Investor shall keep the Purchaser reasonably informed of such discussions, subject to such confidentiality arrangements as the Investor may reasonably request and subject to limitations on confidentiality to which the Investor is subject.
     (c) Further Assurances. The parties agree to use commercially reasonable efforts to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary (or as reasonably requested by another party) to carry out the transactions contemplated by this Agreement. The parties acknowledge that the Purchaser’s purchase of securities, as applicable, contemplated by Sections 1 through 4 of this Agreement are intended to occur simultaneously (unless otherwise provided herein) with the effectiveness of the plan of reorganization of the Company and the Investor’s purchase of Shares from the Company. The Purchaser shall not enter into an amendment to the Pershing Purchase Agreement or the Fairholme Purchase Agreement without obtaining the prior written consent of the Investor.
     Section 10. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser under this Agreement shall be subject to satisfaction (or waiver by the Purchaser) of the following conditions as of the Closing Date:
     (a) Investment Agreement Conditions. The satisfaction or, with the consent of the Purchaser, the waiver or amendment of the conditions to Closing in favor of the Investor in the Cornerstone Investment Agreement as in effect as of the date hereof and the concurrent consummation of the purchase of all of the Shares to be purchased at Closing pursuant to the Cornerstone Investment Agreement (other than the Blackstone Shares); provided that consent from the Purchaser for any waiver referenced in this subsection (a) shall not be required if the purchases of all the shares of New Common Stock to be purchased at Closing pursuant to the Cornerstone Investment Agreement (other than the Blackstone Shares), the Fairholme Agreement and the Pershing Agreement shall be concurrently consummated with the purchase of the Blackstone Shares.
     (b) Amendments of the Investment Agreement. The Cornerstone Investment Agreement (or the Warrant Agreement, as applicable) shall not have been amended or modified (i) to increase the Per Share Purchase Price, the GGO Per Share Purchase Price, the exercise price for any warrants to be acquired by the Purchaser (other than as may be adjusted pursuant to Section 13.10 of the Cornerstone Investment Agreement) or (ii) in a manner that affects the Purchaser adversely and disproportionately to the Investor. For the avoidance of doubt, if the

Per Share Purchase Price, the GGO Per Share Purchase Price or the exercise price for any warrants contemplated by Section 3 is increased or decreased, the Purchaser shall participate in such increase or decrease, subject to clause (i) in the previous sentence and the other conditions of this Agreement.
     Section 11. Condition to the Obligations of the Investor. The obligations of the Investor under this Agreement shall be subject to the performance by the Purchaser of the obligations set forth in Section 13.2 of the Cornerstone Investment Agreement required by the Company in order to effect the transactions contemplated hereby, consisting of (A) paying to the Company and GGO, as applicable, by wire transfer of immediately available funds the Blackstone Purchase Price and the purchase price for shares that may be purchased pursuant to Section 4 and Section 6, (B) agreeing in a writing reasonably satisfactory to, and for the benefit of, the Company that the Blackstone Securities shall be subject to such transfer restrictions/lock-ups as contemplated by Section 6.4 of the Pershing Agreement (and not the longer lock-ups applicable to shares sold to the Investor), including being subject to a limited 120-day lock-up in connection with certain equity sales within 30 days of the Effective Date but excluding any restrictions imposed by the Non-Control Agreement, and (C) entering into joinder agreements reasonably acceptable to, and for the benefit of, the Company with respect to the provisions of clause (B) and the registration rights agreement referred to in Section 13.2 of the Cornerstone Investment Agreement.
     Section 12. Termination. This Agreement and the obligations of the parties hereunder shall terminate automatically without any action by any party upon written notice by either party to the other such party, upon the termination of the Cornerstone Investment Agreement in accordance with its terms, and the Investor shall provide notice of any such termination to the Purchaser promptly. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:
     (a) by mutual written agreement of the Investor and the Purchaser;
     (b) by the Purchaser, upon written notice to the Investor, if the Effective Date and the purchase and sale of the Blackstone Shares have not occurred by March 31, 2011.
     Section 13. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be considered given if given in the manner, and be deemed given at times, as follows: (x) on the date delivered, if personally delivered; (y) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; or (z) on the next Business Day after being sent by recognized overnight mail service specifying next business day delivery, in each case with delivery charges pre-paid and addressed to the following addresses:
     (a) If to the Investor, to:
REP Investments LLC
c/o Brookfield Asset Management Inc.
Brookfield Place, Suite 300
181 Bay Street
P.O. Box 762

Toronto, Ontario M5J 2T3
Canada
Attention:       Joseph Freedman
Facsimile:       (416) 365-9642
with a copy (which shall not constitute notice) to:
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention:       Marc Abrams, Esq.
                          Gregory B. Astrachan, Esq.
                           Paul Shalhoub, Esq.
Facsimile:       (212) 728-8111
     (b) If to the Purchaser, to:
Blackstone Real Estate Partners VI L.P.
345 Park Avenue
New York, New York 10154
Attention:       A.J. Agarwal
Facsimile:       (212) 583-5725
with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention:       Brian M. Stadler, Esq.
Facsimile:       (212) 455-2502
     Section 14. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party without the prior written consent of the other party. Notwithstanding the previous sentence, this Agreement, or the Purchaser’s rights, interests or obligations hereunder (including, without limitation, the right to receive any securities pursuant to this Agreement), may be assigned or transferred, in whole or in part, by the Purchaser to one or more of its Affiliates; provided that no such assignment shall release the Purchaser from its obligations hereunder to be performed by the Purchaser on or prior to the Closing Date. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.
     Section 15. Prior Negotiations; Entire Agreement. This Agreement (including the exhibits hereto and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

     Section 16. Governing Laws. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH PARTY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.
     Section 17. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.
     Section 18. Expenses.
     (a) Each party shall bear its own expenses incurred or to be incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.
     (b) The Investor agrees that, so long as the Purchaser is not in violation of this Agreement, the Investor shall pay over to the Purchaser 7.634% of any payments in respect of breaches or defaults with respect to the Company’s obligation to issue Shares, GGO Shares, New Warrants or GGO Warrants to the Investor under the Cornerstone Investment Agreement made to or for the benefit of the Investor (unless the Purchaser has received similar payment with respect to the Blackstone Shares); provided that there is no obligation on the Investor to pursue any claim or bring any action with respect to any such breaches or defaults.
     Section 19. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.
     Section 20. Construction.
     (a) The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
     (b) Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) references to “written” or “in writing” include in visual electronic form; (v) words of one gender shall be construed to apply to each gender; and (vi) the term “Section” refers to the specified Section of this Agreement.
     Section 21. Adjustment of Share Numbers and Prices. The number of Blackstone Shares to be purchased by the Purchaser at the Closing pursuant to Section 1 hereof, the number of Blackstone GGO Shares to be purchased by the Purchaser at the Closing pursuant to Section 2 hereof, the Per Share Purchase Price, the GGO Per Share Purchase Price and any other number or amount contained in this Agreement which is based upon the number or price of shares of GGP or GGO shall be proportionately adjusted for any subdivision or combination (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise) of the Common Stock, New Common Stock or GGO Common Stock that occurs during the period between the date of the Cornerstone Investment Agreement and the Closing. In addition, if at any time prior to the Closing, the Company or GGO shall declare or make a dividend or other distribution whether in cash or property (other than a dividend or distribution payable in common stock of the Company or GGO, as applicable, or a distribution of rights contemplated by the Cornerstone Investment Agreement), the Per Share Purchase Price or the GGO Per Share Purchase Price, as applicable, shall be proportionally adjusted thereafter by the Fair Market Value (as defined in the Warrant Agreement) per share of the dividend or distribution. If a transaction results in any adjustment to the exercise price for and number of Shares underlying the warrants issued to the Initial Investors pursuant to Article 5 of the Warrant Agreement, as amended, the exercise price for and number of shares underlying each of the New Warrants and GGO Warrants described in Section 3 of this Agreement shall be adjusted for that transaction in the same manner.
     Section 22. Certain Remedies.
     (a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or of any other agreement between them with respect to the transactions contemplated hereby or thereby were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other applicable remedies at law or equity, the parties shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement or of any other agreement between them with respect to the Transactions and to enforce specifically the terms and provisions of this Agreement.
     (b) To the fullest extent permitted by applicable law, the parties shall not assert, and hereby waive, any claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, against any other party and its respective Affiliates, members, members’ affiliates, officers, directors, partners, trustees, employees, attorneys and agents on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, or as a result of, this Agreement or of any other agreement between them with respect to the transactions contemplated hereby or thereby.
     (c) Notwithstanding anything that may be expressed or implied in this Agreement and notwithstanding the fact that the Purchaser may be a limited partnership, the Investor agrees and acknowledges that no Person other than the Purchaser shall have any obligation hereunder, and that the Investor has no right of recovery against, and no liability shall attach to, be imposed on or otherwise be incurred by any of the former, current or future directors, officers, employees, agents, affiliates, controlling Persons, general or limited partners, or assignees of the Purchaser or any former, current or future director, officer, employee, agent, affiliate, controlling Person, stockholder, member, manager, general or limited partner, or assignee of any of the foregoing (each, other than the Purchaser, a “Related Person”), whether by or through attempted piercing of the corporate, limited liability company or limited partnership veil, by or through a claim by or on behalf of the Investor against the Purchaser or any Related Person, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for the Investor’s rights against the Purchaser under and to the extent provided in this Agreement and subject to the terms and conditions hereof. The Investor hereby covenants and agrees that it shall not institute, and shall cause their Affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Agreement or the transactions contemplated thereby, against the Purchaser or any Related Person except for claims solely against the Purchaser under this Agreement. Recourse against the Purchaser under this Agreement shall be the sole and exclusive remedy of the Investor and their Affiliates against the Purchaser or any Related Person in respect of liabilities or obligations arising under, or in connection with, the Agreement or the Cornerstone Investment Agreement, or the transactions contemplated hereby or thereby.
[Signature Pages Follow]

          IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

INVESTOR:	REP INVESTMENTS LLC

	By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

	By:	Brookfield Private Funds Holdings Inc., its general partner

By:

Name:
Title:

By:

Name:
Title:
[Signature Page to Blackstone-Brookfield Purchase Agreement]

PURCHASER:	BLACKSTONE REAL ESTATE PARTNERS VI L.P.

	By:	Blackstone Real Estate Associates VI L.P., its general partner

	By:	BREA VI Sub L.L.C., its general partner

	By:	BREA VI L.L.C., its sole member

By:

Name:
Title:
[Signature Page to Blackstone-Brookfield Purchase Agreement]

EXHIBIT B
FAIRHOLME PURCHASE AGREEMENT

EXECUTION VERSION
PURCHASE AGREEMENT
          THIS PURCHASE AGREEMENT, dated as of August 2, 2010 (this “Agreement”), by and among The Fairholme Fund, a series of Fairholme Funds, Inc., a Maryland corporation (“The Fairholme Fund”), and Fairholme Focused Income Fund, a series of Fairholme Funds, Inc., a Maryland corporation (the “Fairholme Focused Income Fund”, and each of The Fairholme Fund and the Fairholme Focused Income Fund, an “Investor”), and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership (together with its permitted assigns, the “Purchaser”). Capitalized terms used herein and not defined shall have the meanings given them in the Fairholme Agreement (as defined below) as in effect on the date hereof.
RECITALS
          WHEREAS, on August 2, 2010, General Growth Properties, Inc., a Delaware corporation (the “Company”), entered into an amended and restated stock purchase agreement (the “Fairholme Agreement”) with the Investors, effective as of March 31, 2010.
          WHEREAS, on August 2, 2010, the Company entered into an amended and restated stock purchase agreement (the “Cornerstone Investment Agreement”) with REP Investments LLC (the “Brookfield Investor”), effective as of March 31, 2010.
          WHEREAS, on August 2, 2010, the Company entered into an amended and restated stock purchase agreement (the “Pershing Agreement” and, together with the Fairholme Agreement and the Cornerstone Investment Agreement, the “Investment Agreements”) with Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (collectively, the “Pershing Investors” and, together with the Investors and the Brookfield Investor, the “Initial Investors”), effective as of March 31, 2010.
          WHEREAS, concurrently with the execution and delivery of this Agreement, (a) the Purchaser is entering into a purchase agreement with the Brookfield Investor (together with any amendments thereto as have been approved by the Investors, the “Brookfield Purchase Agreement”) in the form attached hereto as Exhibit A, pursuant to which the Brookfield Investor and the Purchaser have agreed, among other things, that the Purchaser shall purchase in the Brookfield Investor’s place certain shares of the Company’s New Common Stock under the Cornerstone Investment Agreement and (b) the Purchaser is entering into a purchase agreement with the Pershing Investors (together with any amendments thereto as have been approved by the Investors, the “Pershing Purchase Agreement”, and together with this Agreement and the Brookfield Purchase Agreement, the “Purchase Agreements”) in the form attached hereto as Exhibit B, pursuant to which the Pershing Investors and the Purchaser have agreed, among other things, that the Purchaser shall purchase in the Pershing Investors’ place certain shares of the Company’s New Common Stock under the Pershing Agreement.
          WHEREAS, the Investors and the Purchaser desire that, among other things, the Purchaser purchase in the Investors’ place certain Shares under the Fairholme Agreement as herein provided.

          NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
     Section 1. New Common Stock. Subject to satisfaction of the conditions set forth in Section 10 and Section 11, each Investor agrees to designate the Purchaser to purchase in its place at the Closing, and the Purchaser agrees to subscribe for and purchase directly from the Company at the Closing, such Investor’s pro rata share of 20,719,738 Shares (without regard to any election the Company may make under Section 1.4 of the Fairholme Agreement, including any election to reduce the Total Purchase Amount or to specify Shares to be purchased by the Purchasers at Closing to be subject to repurchase after Closing) (the “Blackstone Shares”) for the purchase consideration and on the terms described in the Fairholme Agreement. For purposes of this Agreement, The Fairholme Fund’s pro rata share shall be 98.9358239% and Fairholme Focused Income Fund’s pro rata share shall be 1.0641761%.
     Section 2. GGO Common Stock. Subject to satisfaction of the conditions set forth in Section 10 and Section 11, each Investor agrees to designate the Purchaser to purchase in its place at the Closing, and the Purchaser agrees to subscribe for and purchase directly from GGO at the Closing, such Investor’s pro rata share of 100,191 shares of GGO Shares (the “Blackstone GGO Shares” and together with the Blackstone Shares, the “Blackstone Securities”) for the purchase consideration and on the terms described in the Fairholme Agreement.
     Section 3. New Warrants and GGO Warrants. Each Investor hereby agrees to designate the Purchaser to receive in its place at the Closing, (i) such Investor’s pro rata share of 1,785,714 of the fully vested warrants (the “New Warrants”) to be received from the Company by the Investors at Closing, each of which entitles the holder to purchase one share of New Common Stock at an initial purchase price of $10.50 per share subject to adjustment as provided in the underlying warrant agreement and (ii) such Investor’s pro rata share of 83,333 of the fully vested warrants (the “GGO Warrants”) to be received from the Company by the Investors at the Closing, each of which entitles the holder to purchase one share of GGO Common Stock at a price of $50.00 per share subject to adjustment as provided in the underlying warrant agreement; provided, that the Investors’ obligation to designate the Purchaser to receive the New Warrants and GGO Warrants shall be subject to the satisfaction of the conditions in Section 10 and Section 11.
     Section 4. [Intentionally Omitted]
     Section 5. GGP Capital Backstop. Subject to the satisfaction of the conditions in Section 10, in connection with an offering of new bonds, loans or preferred stock contemplated by Section 6.9(a) of the Fairholme Agreement (“Backstop Investments”), if the Investors provide a backstop for such Backstop Investments, the Purchaser agrees at the request of the Investors to reimburse each Investor for such Investor’s pro rata share of 7.634% of the out-of-pocket cost to the Investors of providing or arranging for a backstop for the Backstop Investments.
     Section 6. Issuance or Sale of Common Stock. If, prior to the Closing, the Company or any of its Subsidiaries shall offer the Investors any shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable for, or linked to the performance of, Common Stock) and any Investor agrees to subscribe for such shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable for, or linked to the performance of, Common Stock), the Investor shall notify the Purchaser and, if requested by the Purchaser, each subscribing Investor hereby agrees to designate the Purchaser to receive up to such Investor’s pro rata share of 7.634% of such shares of Common Stock (or securities, warrants or options that are convertible into or exchangeable or exercisable for Common Stock) on the same terms and conditions offered to the Investor.
     Section 7. Representations and Warranties of the Purchaser. The Purchaser hereby incorporates by reference, and makes to the Investors the representations and warranties set forth in, Sections 4.1 through 4.11 of the Fairholme Agreement (the “Representations and Warranties”), except that all references to “this Agreement” shall mean this Agreement, and, in Section 4.1 of the Fairholme Agreement, the references to “a series of a corporation”, “corporate”, and “corporation” in each case shall mean “limited partnership”; provided, that the representation and warranty in Section 4.5 of the Fairholme Agreement assumes the Company is not subject to any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     Section 8. Representations and Warranties of the Investors.
     (a) Each Investor hereby incorporates by reference, and makes to the Purchaser, the Representations and Warranties set forth in Sections 4.1 through 4.8 of the Fairholme Agreement, except that all references to “this Agreement” shall mean this Agreement and all references to “Purchaser” shall mean the Investor.
     (b) Each Investor hereby represents and warrants to the Purchaser that (i) there are no amendments, supplements or modifications to the Fairholme Agreement attached hereto as Exhibit C and (ii) the Investor has provided the Purchaser with a true and complete copy of the Company Disclosure Letter and the exhibits to the Fairholme Agreement. The Investors may agree to amend, modify or terminate the Fairholme Agreement or the Warrant Agreement without the consent of the Purchaser at any time, provided, that amendments or modifications are without prejudice to the rights of the Purchaser under Section 10(b).
     Section 9. Certain Other Covenants.
     (a) Notices Under the Fairholme Agreement. To the extent any Investor delivers to the Company any notice relating to the Fairholme Agreement (or any document contemplated by Section 6.9 of the Fairholme Agreement), such Investor shall promptly deliver a copy of any such notice or document to the Purchaser. To the extent any Investor receives from the Company any notice relating to the Fairholme Agreement (or any document contemplated by Section 6.9 of the Fairholme Agreement), if the Investor is not otherwise prohibited by law, the Investor shall provide a copy of any such notice or document to the Purchaser promptly. No failure to comply with this Section 9 shall relieve or modify any obligation of the Purchaser hereunder.
     (b) Cooperation. To the extent that any Investor engages in discussions with the Company in connection with the transactions contemplated by the Fairholme Agreement (including the GGO Share Distribution), the Investor shall keep the Purchaser reasonably informed of such discussions, subject to such confidentiality arrangements as the Investor may reasonably request and subject to limitations on confidentiality to which the Investor is subject.

     (c) Further Assurances. The parties agree to use commercially reasonable efforts to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary (or as reasonably requested by another party) to carry out the transactions contemplated by this Agreement. The parties acknowledge that the Purchaser’s purchase of securities, as applicable, contemplated by Sections 1 through 4 of this Agreement are intended to occur simultaneously (unless otherwise provided herein) with the effectiveness of the plan of reorganization of the Company and the Investors’ purchase of Shares from the Company. The Purchaser shall not enter into an amendment to the Brookfield Purchase Agreement or the Pershing Purchase Agreement without obtaining the prior written consent of the Investors.
     (d) Fairholme Agreement Acknowledgment. Each Investor hereby acknowledges that the funding to be provided by the Purchaser pursuant to the Brookfield Purchase Agreement and the Pershing Purchase Agreement shall in each case satisfy the condition set forth in Section 7.1(x)(B) of the Fairholme Agreement.
     Section 10. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser under this Agreement shall be subject to satisfaction (or waiver by the Purchaser) of the following conditions as of the Closing Date:
     (a) Investment Agreement Conditions. The satisfaction or, with the consent of the Purchaser, the waiver or amendment of the conditions to Closing in favor of the Investors in the Fairholme Agreement as in effect as of the date hereof and the concurrent consummation of the purchase of all of the Shares to be purchased at Closing pursuant to the Fairholme Agreement (other than the Blackstone Shares); provided that consent from the Purchaser for any waiver referenced in this subsection (a) shall not be required if the purchases of all the shares of New Common Stock to be purchased at Closing pursuant to the Fairholme Agreement (other than the Blackstone Shares), the Cornerstone Investment Agreement and the Pershing Agreement shall be concurrently consummated with the purchase of the Blackstone Shares.
     (b) Amendments of the Investment Agreement. The Fairholme Agreement (or the Warrant Agreement, as applicable) shall not have been amended or modified (i) to increase the Per Share Purchase Price, the GGO Per Share Purchase Price, the exercise price for any warrants to be acquired by the Purchaser (other than as may be adjusted pursuant to Section 13.10 of the Fairholme Agreement) or (ii) in a manner that affects the Purchaser adversely and disproportionately to the Investors. For the avoidance of doubt, if the Per Share Purchase Price, the GGO Per Share Purchase Price or the exercise price for any warrants contemplated by Section 3 is increased or decreased, the Purchaser shall participate in such increase or decrease, subject to clause (i) in the previous sentence and the other conditions of this Agreement.
     Section 11. Condition to the Obligations of the Investors. The obligations of the Investors under this Agreement shall be subject to the performance by the Purchaser of the obligations set forth in Section 13.2 of the Fairholme Agreement required by the Company in order to effect the transactions contemplated hereby, consisting of (A) paying to the Company and GGO, as applicable, by wire transfer of immediately available funds the Blackstone Purchase Price and the purchase price for shares that may be purchased pursuant to Section 4 and Section 6, (B) agreeing in a writing reasonably satisfactory to, and for the benefit of, the Company that the Blackstone Securities shall be subject to such transfer restrictions/lock-ups as contemplated by Section 6.4 of the Pershing Agreement (and not the longer lock-ups applicable to shares sold to the Brookfield Investor), including being subject to a limited 120-day lock-up in connection with certain equity sales within 30 days of the Effective Date but excluding any restrictions imposed by the Non-Control Agreement, and (C) entering into joinder agreements reasonably acceptable to, and for the benefit of, the Company with respect to the provisions of clause (B) and the registration rights agreement referred to in Section 13.2 of the Fairholme Agreement.
     Section 12. Termination. This Agreement and the obligations of the parties hereunder shall terminate automatically without any action by any party upon written notice by either party to the other such party, upon the termination of the Fairholme Agreement in accordance with its terms, and the Investors shall provide notice of any such termination to the Purchaser promptly. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:
     (a) by mutual written agreement of the Investors and the Purchaser;
     (b) by the Purchaser, upon written notice to the Investors, if the Effective Date and the purchase and sale of the Blackstone Shares have not occurred by January 31, 2011.
     Section 13. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be considered given if given in the manner, and be deemed given at times, as follows: (x) on the date delivered, if personally delivered; (y) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; or (z) on the next Business Day after being sent by recognized overnight mail service specifying next business day delivery, in each case with delivery charges pre-paid and addressed to the following addresses:
     (a) If to the Investors, to:
Fairholme Capital Management, LLC
4400 Biscayne Boulevard, 9th Floor
Miami, Florida 33137
Attention:       Charles M. Fernandez
Facsimile:       (305) 358-8002
with a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention:       Andrew G. Dietderich, Esq.
                         Alan J. Sinsheimer, Esq.
Facsimile:       (212) 558-3588
     (b) If to the Purchaser, to:
Blackstone Real Estate Partners VI L.P.
345 Park Avenue

New York, New York 10154
Attention:       A.J. Agarwal
Facsimile:       (212) 583-5725
with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention:       Brian M. Stadler, Esq.
Facsimile:       (212) 455-2502
     Section 14. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party without the prior written consent of the other party. Notwithstanding the previous sentence, this Agreement, or the Purchaser’s rights, interests or obligations hereunder (including, without limitation, the right to receive any securities pursuant to this Agreement), may be assigned or transferred, in whole or in part, by the Purchaser to one or more of its Affiliates; provided that no such assignment shall release the Purchaser from its obligations hereunder to be performed by the Purchaser on or prior to the Closing Date. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.
     Section 15. Prior Negotiations; Entire Agreement. This Agreement (including the exhibits hereto and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.
     Section 16. Governing Laws. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH PARTY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.
     Section 17. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.
     Section 18. Expenses.
     (a) Each party shall bear its own expenses incurred or to be incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

     (b) The Investors agree that, so long as the Purchaser is not in violation of this Agreement, the Investors shall pay over to the Purchaser 7.634% of any payments in respect of breaches or defaults with respect to the Company’s obligation to issue Shares, GGO Shares, New Warrants or GGO Warrants to the Investors under the Fairholme Agreement made to or for the benefit of the Investors (unless the Purchaser has received similar payment with respect to the Blackstone Shares); provided that there is no obligation on the Investors to pursue any claim or bring any action with respect to any such breaches or defaults.
     Section 19. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.
     Section 20. Construction.
     (a) The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
     (b) Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) references to “written” or “in writing” include in visual electronic form; (v) words of one gender shall be construed to apply to each gender; and (vi) the term “Section” refers to the specified Section of this Agreement.
     Section 21. Adjustment of Share Numbers and Prices. The number of Blackstone Shares to be purchased by the Purchaser at the Closing pursuant to Section 1 hereof, the number of Blackstone GGO Shares to be purchased by the Purchaser at the Closing pursuant to Section 2 hereof, the Per Share Purchase Price, the GGO Per Share Purchase Price and any other number or amount contained in this Agreement which is based upon the number or price of shares of GGP or GGO shall be proportionately adjusted for any subdivision or combination (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise) of the Common Stock, New Common Stock or GGO Common Stock that occurs during the period between the date of the Fairholme Agreement and the Closing. In addition, if at any time prior to the Closing, the Company or GGO shall declare or make a dividend or other distribution whether in cash or property (other than a dividend or distribution payable in common stock of the Company or GGO, as applicable, or a distribution of rights contemplated by the Fairholme Agreement), the Per Share Purchase Price or the GGO Per Share Purchase Price, as applicable, shall be proportionally adjusted thereafter by the Fair Market Value (as defined in the Warrant Agreement) per share of the dividend or distribution. If a transaction results in any adjustment to the exercise price for and number of Shares underlying the warrants issued to the Initial Investors pursuant to Article 5 of the Warrant Agreement, as amended, the exercise price for and number of shares underlying each of the New Warrants and GGO Warrants described in Section 3 of this Agreement shall be adjusted for that transaction in the same manner.
     Section 22. Certain Remedies.
     (a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or of any other agreement between them with respect to the transactions contemplated hereby or thereby were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other applicable remedies at law or equity, the parties shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement or of any other agreement between them with respect to the Transactions and to enforce specifically the terms and provisions of this Agreement.
     (b) To the fullest extent permitted by applicable law, the parties shall not assert, and hereby waive, any claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, against any other party and its respective Affiliates, members, members’ affiliates, officers, directors, partners, trustees, employees, attorneys and agents on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, or as a result of, this Agreement or of any other agreement between them with respect to the transactions contemplated hereby or thereby.
     (c) Notwithstanding anything that may be expressed or implied in this Agreement and notwithstanding the fact that the Purchaser may be a limited partnership, each Investor agrees and acknowledges that no Person other than the Purchaser shall have any obligation hereunder, and that the Investors have no right of recovery against, and no liability shall attach to, be imposed on or otherwise be incurred by any of the former, current or future directors, officers, employees, agents, affiliates, controlling Persons, general or limited partners, or assignees of the Purchaser or any former, current or future director, officer, employee, agent, affiliate, controlling Person, stockholder, member, manager, general or limited partner, or assignee of any of the foregoing (each, other than the Purchaser, a “Related Person”), whether by or through attempted piercing of the corporate, limited liability company or limited partnership veil, by or through a claim by or on behalf of the Investors against the Purchaser or any Related Person, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for the Investors’ rights against the Purchaser under and to the extent provided in this Agreement and subject to the terms and conditions hereof. Each Investor hereby covenants and agrees that it shall not institute, and shall cause their Affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Agreement or the transactions contemplated thereby, against the Purchaser or any Related Person except for claims solely against the Purchaser under this Agreement. Recourse against the Purchaser under this Agreement shall be the sole and exclusive remedy of each Investor and their Affiliates against the Purchaser or any Related Person in respect of liabilities or obligations arising under, or in connection with, the Agreement or the Fairholme Agreement, or the transactions contemplated hereby or thereby.
[Signature Pages Follow]

          IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

INVESTORS:	FAIRHOLME FUNDS, INC., On behalf of its series The Fairholme Fund
By:
Name:
Title:

FAIRHOLME FUNDS, INC., On behalf of its series Fairholme Focused Income Fund
By:
Name:
Title:

[Signature Page to Blackstone-Fairholme Purchase Agreement]

PURCHASER:	BLACKSTONE REAL ESTATE PARTNERS VI L.P.

	By:	Blackstone Real Estate Associates VI L.P., its general partner

	By:	BREA VI Sub L.L.C., its general partner

	By:	BREA VI L.L.C., its sole member

By:

Name:
Title:
[Signature Page to Blackstone-Fairholme Purchase Agreement]

EXHIBIT C
PERSHING AGREEMENT
SEE EXHIBIT 99.1